Fees Summary	May 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,269,854.90
Previously Paid Amount	865.34
Total Fee Amount	1,354.09
Total Offset Amount	0.00
Net Fee	$ 488.75